UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12

AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:

	2)	Form, Schedule or Registration Statement No.:

	3)	Filing Party:

	4)	Date Filed:

QUESTIONS & ANSWERS FOR:

INVESCO ENERGY FUND

We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.

HOW DO I VOTE?

Voting may take place in the following ways:

•

You may vote your shares on the voting website listed on your proxy card and/or voting instruction card. You will need the 14-digit control number from your proxy card and/or voting instruction card to vote on the Internet. Because Internet voting is the most economical way to vote your proxy, we encourage all shareholders to use this method.

•

You may call in your vote to a 24-hour automated system or a live proxy representative by calling the phone number(s) listed on your proxy card and/or voting instruction card. You will need the 14-digit control number from your proxy card and/or voting instruction card to vote by telephone.

•	You may indicate your vote on the proxy card and/or voting instruction card and return it in the postage-paid envelope mailed to you with your proxy statement.

•	If you do attend the meeting, you may vote your shares in person. Please notify us by calling 1-800-952-3502 if you plan to attend the meeting.

WHAT IS THE PROPOSAL BEING PRESENTED AT THE SHAREHOLDER MEETING AND WHAT AM I BEING ASKED TO VOTE ON?

•	To approve changing the Fund’s sub-classification from “diversified” to “non-diversified” and approve the elimination of the related fundamental investment restriction.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The Board recommends that you vote FOR the Proposal.

WHY SHOULD I VOTE?

Every vote is important. If shareholders fail to vote their proxies, the fund may not receive enough votes to go forward with the December 6, 2022 shareholder meeting. If this happens, additional solicitations may have to be made to obtain a quorum, or proxies may have to be resent to shareholders.

WHO HAVE WE CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?

We have hired Computershare Trust Company, N.A. as the Fund’s proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?

The Web proxy voting system offered by www.proxy-direct.com maintains security features designed to protect the confidentiality of your vote. These security features include:

•	HTTP Secure (HTTPS) – A security measure that encrypts all information that travels between the www.proxy-direct.com Web server and the shareholder’s computer.

•

Control Number – Each shareholder is required to enter his or her 14-digit control number. www.proxy-direct.com verifies the number and presents the holder with the proxy card and/or voting instruction card.

•

Firewall – To protect the confidentiality of your account records, www.proxy-direct.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.

HOW DO I SIGN THE PROXY CARD AND/OR VOTING INSTRUCTION CARD?

The following general rules for signing proxy cards and/or voting instruction cards may be of assistance to you and could help avoid the time and expense involved in validating your vote if you fail to sign your proxy card and/or voting instruction card properly.

Individual and Joint Accounts: Shareholders and joint owners should sign exactly as their name appears in the account registration shown on the proxy card and/or voting instruction card. If shares are held jointly, one or more owners should sign personally.

All Other Accounts: The capacity of the individual signing the proxy card and/or voting instruction card (for example, “trustee”) should be indicated unless it is reflected in the form of registration. If a corporation, limited liability company, or partnership, please sign the full entity name and indicate the signer’s position with the entity.

WHAT IS THE DEADLINE FOR VOTING?

All votes must be received before or at the shareholder meeting, which will be held on December 6, 2022 at 2:00 p.m. Central Time.

WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSAL?

Further details about the proposal can be found in the proxy statement.

Thank you for calling Invesco.

If you have questions regarding the Adjournment of the Special Joint Meeting of Shareholders for Invesco Energy Fund taking place on December 6, 2022, Press 1.

If you plan to attend the Adjournment of the Special Joint Meeting of Shareholders for Invesco Energy Fund, Press 2.

OPTION 1	You are now being routed to the Client Services phone queue. [Internal note, they will be routed to ext. 5200]

OPTION 2	Thank you for planning to attend the upcoming Special Joint Meeting of Shareholders, which is currently scheduled for 2:00 p.m. Central Time on December 6, 2022.

Please press 1 then state your full name and the number of persons that will be attending the meeting.

AIM Sector Funds (Invesco Sector Funds)

Invesco Energy Fund

IMPORTANT SHAREHOLDER MEETING NOTICE

Dear Shareholder:

We recently sent you a Joint Proxy Statement concerning an important proposal affecting the Invesco Energy Fund. The Special Meeting for the Fund has adjourned to allow shareholders more time to vote on the proposal. The Special Meeting will reconvene on December 6, 2022, at 2:00p.m. Central Time. This letter was sent because you held shares in the fund on the record date and we have not received your vote.

YOUR FUND’S BOARD RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL

YOUR VOTE IS VERY IMPORTANT

VOTING NOW HELPS MINIMIZE PROXY COSTS, AVOIDS UNNECESSARY COMMUNICATIONS AND ELIMINATES PHONE CALLS TO SHAREHOLDERS

Please vote using one of the following options:

1.	VOTE ONLINE

Log on to the website or scan the QR code shown on your proxy card. Please have your proxy card in hand to access your 14-digit control number (located in the shaded box) and follow the on-screen instructions.

2.	VOTE BY TOUCH-TONE TELEPHONE

Call the automated tollfree number listed on your proxy card. Please have your proxy card in hand to access your 14-digit control number (located in the shaded box) and follow the recorded instructions. If you would like to vote with a live agent you can call 866-905-2396 and provide your 14-digit control number and the agent will process your vote over the phone. You will receive a confirmation in the mail of your vote within 5 days.

3.	VOTE BY MAIL

Complete, sign and date the proxy card and then return it in the enclosed postage paid envelope.

The Joint Proxy Statement sent previously contains important information regarding the proposal that you and other shareholders are being asked to consider. A copy of the Joint Proxy Statement may be viewed or downloaded at the website listed on your enclosed proxy card. Please read the materials carefully. If you have any questions regarding the proposal, or need assistance with voting, you may call Computershare Fund Services, the Fund’s proxy solicitor, toll free at 1-866-905-2396

Thank you for your prompt attention to this matter. If you have already voted, we appreciate your participation.

Subject: Urgent Please Vote | Invesco Energy Fund Adjourned Special Meeting of Shareholders

Dear Invesco Energy Fund Shareholder:

Thank you for choosing electronic delivery of your Invesco Funds documents. You are receiving this email because you consented to receive your proxy materials over the Internet. This email provides the information you will need to view the Proxy Statement online, access your Proxy Card, and vote your shares.

The Special Meeting for the Fund has adjourned to allow shareholders more time to vote on the proposal. The Special Meeting will reconvene on December 6, 2022, at 2:00p.m. Central Time. This email was sent because you held shares in the fund on the record date and we have not received your vote.

For your convenience, electronic versions of the Proxy Statement, and the Sample Proxy Voting Card are available at the below website for you to view or download.

https://www.proxy-direct.com/inv-32908

After you have reviewed the materials, please submit your vote promptly. Voting promptly can help decrease the costs to the Fund.

Voting Your Proxy via the Internet

Online voting is a convenient and a secure way to vote. You may access your proxy card and vote your proxy by clicking on the link(s) provided below. The link will take you directly to the proxy voting site where you can submit your vote.

The control number and security code shown below will auto-populate when you click on the link(s) provided below.

Fund: Invesco Energy Fund

Control Number: 90899999002000

Security Code: 99999999

Click Here to Vote

You can also go to https://www.proxy-direct.com and enter your control number and security code exactly as they appear above. If multiple control numbers and security codes appear, you will need to vote each individually for your vote to be captured on all accounts.

Voting Your Proxy via Telephone

To vote by telephone (toll-free), please call 1-800-337-3503 and follow the instructions when prompted. When the system prompts you to enter the 14 digit number located in the shaded box on your proxy card, please enter the Control Number from this e-mail. When the system prompts you to enter the 8 digit code located in the unshaded box on your proxy card, please enter the Security Code from this email. As a reminder, have your sample proxy card handy when voting online or by telephone.

Thank you for choosing Invesco Funds.

Sincerely,

Computershare Funds Services, Independent Tabulator for Invesco Funds.